SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                   -------------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                       (Date of earliest event reported):

                                December 10, 1998

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                           METRIKA SYSTEMS CORPORATION
             (Exact name of Registrant as specified in its charter)


Delaware                      1-13085                     33-0733537
(State or other             (Commission                (I.R.S. Employer
jurisdiction of               File Number)             Identification Number)
incorporation or
organization)


5788 Pacific Center Boulevard
San Diego, California                                         92121
(Address of principal executive offices)                    (Zip Code)


                                 (619) 450-9649
                         (Registrant's telephone number
                              including area code)



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      This Form 8-K contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth under the heading "Forward-looking Statements" in Exhibit 13 to the Registrant's Annual Report on Form 10-K for the year ended January 3, 1998.
These include risks and  uncertainties  relating to: customer  capital  spending
policies,   market  acceptance  of  new  products,   technological   change  and
new-product   introductions,   government   regulations   and   approvals,   the
Registrant's  acquisition  strategy,   international  operations,   competition,
proprietary technology rights, and the potential impact of the year 2000 on processing date-sensitive information.

Item 5.     Other Events

      On December 10, 1998, Thermo Electron Corporation ("Thermo Electron"), the Registrant's ultimate parent corporation, issued a press release regarding an update to the proposed corporate reorganization, announced on August 12, 1998, involving certain of Thermo Electron's subsidiaries, including the Registrant.

      The press release stated, among other things, that the Registrant will remain an individual public subsidiary of Thermo Electron's Thermo Instrument Systems Inc. subsidiary, and will not be combined with Thermo Sentron Inc. and ONIX Systems Inc. to form a new sensor and process control company, as had been announced on August 12.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

      (a) Financial Statements of Business Acquired: not applicable.

      (b)   Pro Forma Financial Information: not applicable.

      (c)   Exhibits: not applicable.

                                    SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 10th day of December, 1998.



                                          METRIKA SYSTEMS CORPORATION



                                          By:/s/ Kenneth J. Apicerno
                                             Kenneth J. Apicerno
                                             Treasurer